ENVIRONMENTAL INDEMNITY AGREEMENT
THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”) is dated as of December 6, 2024, by and among CIM/J STREET HOTEL SACRAMENTO OWNER, LLC, CIM/J STREET HOTEL SACRAMENTO ML, LLC, and CIM/J STREET GARAGE SACRAMENTO OWNER, LLC, each a Delaware limited liability company (jointly and severally, the “Borrowers” and each, a “Borrower”), and CREATIVE MEDIA & COMMUNITY TRUST, a Maryland corporation (“Sponsor”, together with Borrower, collectively, the “Indemnitors”), in favor of DEUTSCHE BANK AG NEW YORK BRANCH, in its capacity as administrative agent (in such capacity, together with its successors and assigns in such capacity, “Agent”), for itself and on behalf of any other Lenders (as such term is defined in the Loan Agreement) with reference to the following facts:
RECITALS
A.Pursuant to that certain Loan Agreement, dated as of the date hereof (as the same may be Modified from time to time, together the “Loan Agreement”), by and among Borrowers, Lenders and Agent, Lenders have agreed to make a loan to Borrowers in an aggregate principal amount of up to Ninety Two Million Two Hundred Thousand Dollars ($92,200,000) (the “Loan”).
B.The Obligations of Borrowers with respect to the Loan are secured, in part, by a first priority lien on the Hotel Property and the Garage Property (the Garage Property together with the Hotel Property, the “Mortgaged Properties”, and each a “Mortgaged Property”), as evidenced by (i) that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof, executed and delivered by Hotel Fee Borrower and Operating Lessee Borrower in favor of the trustee named therein for the benefit of Agent on behalf of the Lenders encumbering the Hotel Property, and (ii) that certain first priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof, executed and delivered by Garage Fee Borrower in favor of the trustee named therein for the benefit of Agent on behalf of the Lenders encumbering the Garage Property, as each of (i) and (ii) may be Modified from time to time, collectively, the “Mortgage”.
C.One of the conditions precedent to the Lenders’ obligation to make the Loan is that Indemnitors enter into this Agreement.
D.All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
AGREEMENT
NOW THEREFORE, in consideration of the making of the Loan by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Indemnitors agree to the following:

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1.The following terms shall have the meanings ascribed thereto:
            (a) “Environmental Law” shall mean all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to the preservation, conservation, regulation, health or safety of the environment (including soil, water, groundwater, and indoor and ambient air conditions), and in each case as may be now or hereafter enacted, amended or Modified, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901, et seq.), the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Emergency Planning and Community Right-to-Know Act, the Toxic Substance Control Act of 1976 (15 U.S.C. Section 2601, et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7901, et seq.) and any so-called “Superfund” or “Superlien” law.
            (b) “Hazardous Materials” shall mean asbestos, asbestos-containing materials, polychlorinated biphenyl, polychlorinated biphenyl containing materials, and all those substances (whether solid, liquid or gas) which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances (whether solid, liquid or gas) identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, radioactive waste, special waste, hazardous substance, hazardous material, toxic substance, or petroleum or petroleum derived substance or waste.
            (c) “Phase I Environmental Site Assessment” shall mean those certain Phase I Environmental Site Assessments prepared by AEI Consultants for the benefit of Agent, dated as of August 30, 2024.
            (d) “Release” shall mean the presence, placement, discharge, deposit, emission, disposal, burial, dumping, injection, spillage, leakage, seepage, release or contamination of any Hazardous Material, whether intentional or unintentional, negligent or non-negligent, sudden or non-sudden, accidental or non-accidental.
2.In the event that at any time during which one or both of the Mortgaged Properties are owned by Borrower, Agent or any Lender (collectively, the “Lender Parties” and individually a “Lender Party”) is obligated by an applicable Environmental Law or otherwise directed by any Governmental Authority, to (a) clean-up, remove, encapsulate, or remediate any conditions caused by any Hazardous Materials or any underground storage tank (“UST”) located in, on, over, under, from, affecting, or about such Mortgaged Properties, or cause any of the foregoing to occur, or (b) to perform any assessment, study, testing, evaluation or other remedial acts with respect to any Hazardous Materials or any UST located in, on, over, under, from, affecting, or about the Mortgaged Properties, or cause any of the foregoing to occur (the matters described above, “Remedial Actions”), Indemnitors shall, jointly and severally, (i) promptly undertake to arrange for such Remedial Actions, (ii) exercise their commercially reasonable efforts to ensure that such Remedial Actions shall be conducted in a timely and diligent manner, and (iii) assume the cost and expense of such Remedial Actions.

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3.In the event that at any time during which one or both of the Mortgaged Properties are owned by a party having the benefit of this Agreement, any Lien is recorded or filed against such Mortgaged Properties pursuant to any Environmental Law, the Indemnitors shall, jointly and severally, promptly following any Indemnitor’s receipt of notification of the filing of such Lien, satisfy the claim and cause the Lien thereunder to be discharged of record (whether by payment, bonding or otherwise).
4.In addition to the foregoing, Indemnitors shall, jointly and severally, protect, defend, indemnify and save harmless the Lender Parties, each of their Affiliates and their respective successors and assigns, and their respective officers, directors, shareholders, agents, partners, members, employees, trustees, advisors, consultants, sub-agents and the successors and assigns of any and all of the foregoing (collectively, the “Indemnified Parties”) from and against any and all claims, actions, proceedings, losses, damages, liabilities, obligations, causes of action, rights, suits, controversies, agreements, fines, penalties, damages, liabilities, losses and out-of-pocket costs and expenses (including without limitation reasonable attorneys’ fees, charges, disbursements and expenditures for investigation, removal, clean-up, and remedial costs) imposed upon or incurred by or asserted against Indemnified Parties, whether known or unknown, in law or in equity, by reason of: (a) the presence, Release, threatened Release, handling or transportation of any Hazardous Materials in, on, under, over, from, or affecting the Mortgaged Properties; (b) the improper installation, maintenance or removal of any USTs on the Mortgaged Properties; (c) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Materials or USTs in, on, under, over, from or affecting the Mortgaged Properties; (d) any lawsuit brought or threatened, settlement reached, or government hearing, investigation, inquiry, proceeding or order relating to any such Hazardous Materials in, on, under, over, from or affecting the Mortgaged Properties; or (e) any violation of any Legal Requirements (including any Environmental Laws), or demands of Governmental Authorities which are based upon or in any way related to any such Hazardous Materials or USTs in, on, under, over, from or affecting the Mortgaged Properties including, without limitation, the reasonable costs and expenses of any Remedial Actions, consultants’ fees, reasonable attorneys’ fees, investigation and laboratory fees, court costs, and litigation expenses, except to the extent arising out of the gross negligence or willful misconduct of any Indemnified Party. Agent shall have the right to reasonably approve any counsel selected to defend any Lender Party or the other Indemnified Parties hereunder.
5.Notwithstanding anything to the contrary contained in the Loan Documents, this Agreement is not secured by the Mortgaged Properties or any Collateral and the obligations herein are separate and distinct from any obligations of the Indemnitors or Borrower related to environmental matters which are set forth in the other Loan Documents. The liability of Indemnitors or any other Person under this Agreement shall not be limited or impaired in any way by any provision in the Loan Documents or applicable law limiting Indemnitors’ or such other Person’s liability or the Lender Parties’ recourse or rights to a deficiency judgment, or by any change, extension, release, inaccuracy, breach or failure to perform by any party under the Loan Documents, Indemnitors’ (and, if applicable, such other Person’s) liability hereunder being direct and primary and not as a guarantor or surety. Nothing in this Agreement or in any Loan Document shall limit or impair any rights or remedies of the Lender Parties and/or any other

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Indemnified Party against any Indemnitor or any other person under any Environmental Laws, Legal Requirements, or otherwise at law or in equity, including any rights of contribution or indemnification.
6.Each of the Indemnitors expressly acknowledges as follows: (a) that the effectiveness of this Agreement shall not be affected by and shall expressly survive the extinguishment of the aforementioned Obligations from Borrower to any Lender Party; (b) that the effectiveness of this Agreement shall not be affected by and shall expressly survive the sale of the Mortgaged Properties by the Lender Parties or any of their respective Affiliates in the event that any such Person becomes the owner of all or any interest in the Mortgaged Properties; (c) that this Agreement is not being given as security for Borrower’s obligations to repay the Loan or as an assurance to the Lender Parties that the Mortgaged Properties will retain sufficient value to satisfy the obligation of Borrower to repay the Loan; and (d) that this Agreement is being given solely to allocate, as among Borrower, Sponsor and the Lender Parties, the risk of expenses which may become necessary because of environmental problems with respect to the Mortgaged Properties.
7.Each reference herein to Agent, the Lenders or any Lender Party shall be deemed to include their successors and assigns, and any one or more purchasers of the Loan or the Mortgaged Properties, if purchased from any Lender Party, to whose favor the provisions of this Agreement shall also inure. No consent by the Indemnitors shall be required for any assignment or reassignment of the rights of the Lender Parties hereunder to any one or more purchasers of the Loan or the Mortgaged Properties or any portion thereof; provided, however, Indemnitors’ liability hereunder is not increased or decreased as a result of such assignment or reassignment. Each reference herein to the Indemnitors shall be deemed to include the respective heirs, executors, administrators, legal representatives, successors and assigns of the Indemnitors, all of whom shall be bound by the provisions of this Agreement.
8.Each of the Indemnitors (and their respective representative, executing below, if any) has full power, authority and legal right to execute this Agreement and to perform all its obligations under this Agreement.
9.This Agreement may not be Modified, waived, discharged or terminated orally or by any act or failure to act on the part of Agent, the Lenders or the Indemnitors, but only by an agreement in writing signed by the party against whom enforcement of any Modification, waiver, extension, discharge or termination is sought.
10.(a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY INDEMNITORS AND ACCEPTED BY AGENT AND EACH LENDER IN THE STATE OF NEW YORK, WHICH STATE INDEMNITORS, AND BY ACCEPTANCE OF THIS AGREEMENT, AGENT AND EACH LENDER, AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND

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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE INDEMNITORS AND, BY ACCEPTANCE OF THIS AGREEMENT, AGENT AND LENDER PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELINQUISHES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT SHALL ALSO CONSTITUTE AN INDEMNITY AGREEMENT UNDER ANY APPLICABLE PROVISIONS OF THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT (42 U.S.C. SECTION 9601, ET SEQ.), AS NOW OR HEREAFTER AMENDED.
    (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AGENT, LENDER OR ANY INDEMNITOR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL DISTRICT COURT OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH INDEMNITOR AND, BY ACCEPTANCE HEREOF, AGENT AND EACH LENDER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES AND OBJECTIONS WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH INDEMNITOR AND, BY ACCEPTANCE HEREOF, AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER AGREES THAT THE SERVICE OF PROCESS UPON BORROWER AT THE ADDRESS FOR BORROWER SET FORTH HEREIN AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL CONCLUSIVELY BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH INDEMNITOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK INDEMNITOR DOES HEREBY DESIGNATE AND APPOINT:

CIM GROUP, LLC
540 MADISON AVENUE
NEW YORK, NEW YORK 10022

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON INDEMNITOR’S BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND INDEMNITOR AGREES THAT

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SERVICE OF PROCESS UPON SAID AUTHORIZED AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO INDEMNITOR IN THE MANNER PROVIDED HEREIN SHALL CONCLUSIVELY BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON INDEMNITOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH INDEMNITOR (I) SHALL GIVE PROMPT NOTICE TO AGENT OF ANY CHANGE IN THE ADDRESS FOR SUCH INDEMNITOR SET FORTH HEREIN, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE AN AUTHORIZED AGENT (OR A SUBSTITUTE AUTHORIZED AGENT, AS APPLICABLE) WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE AN AUTHORIZED AGENT (OR A SUBSTITUTE AUTHORIZED AGENT, AS APPLICABLE) CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO EXERCISE ALL OF AGENT’S RIGHTS AND REMEDIES HEREUNDER.

11.All costs and other payments required to be paid by Indemnitors hereunder on behalf of Indemnified Parties or otherwise shall be paid within ten (10) Business Days after written demand by Agent. If those payments are not paid timely by Indemnitors on demand by Agent, and if Agent or any Lender shall advance any funds in payment thereof, Indemnitors shall nevertheless remain jointly and severally liable for all amounts due hereunder plus interest at the Default Rate under Section 2.8.3 of the Loan Agreement on all such funds advanced by Agent or any Lender until repaid by Indemnitors, in addition to all other rights and remedies of Agent or Lenders hereunder or by law.
12.EACH INDEMNITOR, AND BY ACCEPTANCE OF THIS AGREEMENT, AGENT AND EACH LENDER, WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF TRANSACTIONS CONTEMPLATED HEREBY OR THE INDEMNITOR/INDEMNITEE RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH INDEMNITOR, AND BY ACCEPTANCE OF THIS AGREEMENT, AGENT AND EACH LENDER, ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO OR ACCEPTING THIS AGREEMENT, AS APPLICABLE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN

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ITS RELATED FUTURE DEALINGS. EACH INDEMNITOR, AND BY ACCEPTANCE OF THIS AGREEMENT, AGENT AND EACH LENDER, FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 12 AND EXECUTED BY EACH OF EACH INDEMNITOR, AGENT AND EACH LENDER), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
13.Indemnitors and the Lender Parties intend that this Agreement support certain of the Obligations of Borrower as set forth in Loan Agreement. Each Indemnitor hereby expressly makes each of the consents, waivers, acknowledgements and agreements set forth in Exhibit A (Indemnitors’ Third Party Waivers) attached hereto and made a part hereof. Borrower acknowledges and agrees that it is jointly and severally liable for all the Obligations, as principal obligor and not as a surety.
14.If Indemnitor consists of more than one person or entity, each shall be jointly and severally liable to perform the obligations of Indemnitor hereunder. Any one of Indemnitors or one or more parties constituting Indemnitor or any other party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.
15.The obligations and liabilities of Indemnitors under this Agreement shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgage. Notwithstanding the foregoing, the liabilities and indemnification obligations of each Indemnitor under Section 4 of this Agreement shall terminate, with respect to the applicable Mortgaged Property, on the date that is two (2) years after the date on which each of the conditions precedent set forth in the following clauses (i) - (v) are satisfied (such date, the “Testing Date”): (i) the Loan has been indefeasibly repaid and satisfied in full, (ii) the applicable Borrower, at its sole cost and expense, has delivered a then-current Phase I environmental assessment (dated as of the Testing Date) of such Mortgaged Property in form and substance reasonably acceptable to Agent and prepared by a hydrogeologist or environmental engineer or other appropriate consultant chosen or reasonably approved by Agent (such approval not to be unreasonably withheld, conditioned or delayed), in general accordance with the ASTM standards, containing the same material scope as the Phase I Environmental Site Assessment (and a follow up Phase II environmental report if required by the Phase I), indicating and concluding, as of the date of such report and with respect to such Mortgaged Property, (A) no material non-compliance with or violation of applicable Environmental Laws, (B) no actual Environmental Liens encumbering such Mortgaged Property, (C) no actual administrative

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processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement and (D) that such Mortgaged Property does not contain any Hazardous Materials in violation of Environmental Laws, and that no environmental condition exists in, on or under such Mortgaged Property in violation of or which requires remediation pursuant to applicable Environmental Laws, and (iii) Indemnitors have paid all reasonable out-of-pocket costs and expenses actually incurred by Agent in connection with Agent’s assessment of the environmental condition of such Mortgaged Property in connection with the delivery of such Phase I environmental assessment (and such follow up Phase II environmental report if required by the Phase I), including, without limitation, reasonable attorneys’ fees and costs. Notwithstanding anything to the contrary set forth in this Section 15, the indemnification obligations of each Indemnitor under Section 4 of this Agreement shall survive the Testing Date in respect of any claims made under this Agreement while the Obligations remained outstanding that were not resolved as of the Testing Date.
16.Notwithstanding anything herein to the contrary, Indemnitors shall not be required to indemnify an Indemnified Party for losses, claims, damages, costs or expenses (collectively, the “Losses”) that arise solely from the existence or presence of Hazardous Materials or other violation of Environmental Law first coming into existence at any Mortgaged Property after the date that Agent (or its designee) acquires title to such Mortgaged Property at a foreclosure sale under the Mortgage or pursuant to a deed-in-lieu of foreclosure, or with respect to any actions or omissions of a receiver taken after the date upon which a receiver appointed by or on behalf of Agent takes control of such Mortgaged Property, in each of the foregoing cases, except to the extent that such liability has resulted from any action or omission of any Borrower Related Party; provided, that, subject to Section 15 hereof, Indemnitors’ obligation to indemnify an Indemnified Party for Losses shall automatically reinstate in full pursuant to the foregoing upon the unwinding of, or cancellation or rescission of any transfer that occurs in connection with such foreclosure, whether in connection with the insolvency, bankruptcy or reorganization of Indemnitor.
5.Special State Provisions.
(a)Environmental Provisions. To the extent California law applies, nothing herein shall be deemed to limit the right of Indemnified Parties to recover in accordance with California Code of Civil Procedure Section 736 (as such Section may be amended from time to time), any costs, expenses, liabilities or damages, including reasonable attorneys’ fees and costs, incurred by Indemnified Parties and arising from any covenant, obligation, liability, representation or warranty contained in any indemnity agreement given to Indemnified Parties, or any order, consent decree or settlement relating to the cleanup of Hazardous Materials or any other “environmental provision” (as defined in such Section 736) relating to the Property or any portion thereof or the right of Indemnified Parties to waive, in accordance with the California Code of Civil Procedure Section 726.5 (as such Section may be amended from time to time), the security of the Mortgage as to any parcel of the Property that is “environmentally impaired” or is an “affected parcel” (as such terms are defined in such Section 726.5), and as to any personal property attached to such parcel, and thereafter to exercise against any Borrower, to the extent permitted by such Section 726.5, the rights and remedies of any unsecured creditor, including

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reduction of Indemnified Parties’ claim against any Borrower to judgment, and any other rights and remedies permitted by law.
(b)Additional Indemnitor Waivers. To the extent California law applies, Indemnitors hereby waive all rights and defenses arising out of an election of remedies by Indemnified Parties even though that election of remedies, such as a nonjudicial foreclosure with respect to security for guaranteed obligations, has destroyed Indemnitors’ rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Specifically, and without in any way limiting the foregoing, Indemnitors each hereby waive any rights of subrogation, indemnification, contribution or reimbursement arising under Sections 2846, 2847, 2848 and 2849 of the California Civil Code or any right of recourse to or with respect to Indemnified Parties or the assets or property of Borrowers or to any collateral for the Loan. In connection with the foregoing, Indemnitors each expressly waive any and all rights of subrogation against Borrowers, and Indemnitors each hereby waive any rights to enforce any remedy which Indemnified Parties may have against Borrowers and any right to participate in any collateral for the Loan. Indemnitors recognize that, pursuant to Section 580d of the California Code of Civil Procedure, Indemnified Parties’ realization through nonjudicial foreclosure upon any real property constituting security for Borrowers’ obligations under the Loan Documents could terminate any right of Indemnified Parties to recover a deficiency judgment against Borrowers, thereby terminating subrogation rights which such parties otherwise might have against Borrowers. In the absence of an adequate waiver, such a termination of subrogation rights could create a defense to enforcement of this Agreement against such parties. Indemnitors each hereby unconditionally and irrevocably waive any such defense. In addition to and without in any way limiting the foregoing, Indemnitors hereby subordinate any and all indebtedness of Borrowers now or hereafter owed to any Indemnitor to all the indebtedness of Borrowers to Indemnified Parties and agrees with Indemnified Parties that until such time as Indemnified Parties may have no further claim against Borrowers, no Indemnitor shall demand or accept any payment of principal or interest from Borrowers, claim any offset or other reduction of any Indemnitors’ obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral for the Loan. Further, Indemnitors shall not have any right of recourse against Indemnified Parties by reason of any action Indemnified Parties may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents. If any amount shall nevertheless be paid to either Indemnitors by Borrowers or another indemnitor prior to payment in full of Indemnitors’ obligations hereunder, such amount shall be held in trust for the benefit of Indemnified Parties and shall forthwith be paid to Indemnified Parties to be credited and applied to such obligations, whether matured or unmatured. The provisions of this paragraph shall survive any satisfaction and discharge of Borrowers by virtue of any payment, court order or any applicable law, except payment in full of the Indemnitors’ obligations hereunder. Without limiting the foregoing, Indemnitors each waive (i) all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Indemnitors by reason of California Civil Code Sections 2787 to 2855, inclusive; (ii) any rights or defenses Indemnitors may have with respect to its obligations as a guarantor/indemnitor by reason of any election of remedies by Indemnified Parties; and (iii) all rights and defenses that Indemnitors may have because Borrowers’ debt is secured by real property. This

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means, among other things, that Indemnified Parties may collect from Indemnitors without first foreclosing on any real or personal property collateral pledged by Borrowers, and that if Indemnified Parties forecloses on any real property collateral pledged by Borrowers (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Indemnified Parties may collect from Indemnitors even if Indemnified Parties, by foreclosing on the real property collateral, has destroyed any rights Indemnitors may have to collect from Borrowers. This is an unconditional and irrevocable waiver of any rights and defenses Indemnitors may have because Borrowers’ debt evidenced by the Note is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.
[Signatures on Next Page]

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IN WITNESS WHEREOF, each Indemnitor has duly executed and delivered this Agreement as of the day first written above to become effective as stated herein.
INDEMNITORS:

CIM/J STREET HOTEL SACRAMENTO OWNER, LLC
CIM/J STREET HOTEL SACRAMENTO ML, LLC
CIM/J STREET GARAGE SACRAMENTO OWNER, LLC
each, a Delaware limited liability company

By:     /s/ David Thompson
    Name: David Thompson
Title: Vice President & Chief Financial Officer

CREATIVE MEDIA & COMMUNITY TRUST,
a Maryland corporation

By:     /s/ David Thompson
    Name: David Thompson
Title: Chief Executive Officer

[Signature page to Environmental Indemnity Agreement (DB Sheraton Grand Sacramento)]

EXHIBIT A

INDEMNITORS’ THIRD PARTY WAIVERS

Subject to and in accordance with Section 15 of this Agreement:

(a)Each Indemnitor waives any right to require Agent or any Lender, prior to or as a condition to the enforcement of this Agreement, to: (i) proceed against the other Indemnitors or any other Person with respect to the Obligations; (ii) proceed against or exhaust any security for the Obligations or to marshal assets in connection with foreclosing collateral security; (iii) enforce Agent’s or Lender’s rights against any other indemnitors of the Obligations, (iv) give notice of the terms, time, and place of any public or private sale of any security for the Obligations; or (v) pursue any other remedy in Agent’s or such Lender’s power whatsoever.
(b)Each Indemnitor waives any defense arising by reason of: (i) any incapacity, disability, lack of authority or other defense of the other Indemnitors or any other Person with respect to the Obligations; (ii) the unenforceability or invalidity of the Obligations, any of the Loan Documents or any security or any other guarantee for the Obligations for any reason whatsoever, or the lack of perfection or failure of priority of any security for the Obligations; (iii) the cessation from any cause whatsoever of the liability of the other Indemnitors or any other Person with respect to the Obligations (other than by reason of the full payment and discharge of the Obligations); (iv) any full or partial release of the liability of Borrower for the Obligations or any part thereof, or of any Credit Party, or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Obligations, or any part thereof, it being recognized, acknowledged and agreed by Indemnitor that Indemnitor may be required to pay the Obligations in full without assistance or support from any other Person, and Indemnitor has not been induced to enter into this Agreement on the basis of a contemplation, belief, understanding or agreement that other Persons (including Borrower) will be liable to pay or perform the Obligations or that Agent or lender will look to other Persons (including Borrower) to pay or perform the Obligations; (v) the taking or accepting of any other security, collateral or guaranty, or other assurance of the payment or performance of all or any of the Obligations; (vi) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment by Agent or any Lender (including any negligent impairment but excluding any gross negligent or willful impairment) of any Collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations; (vii) the failure of Agent, any Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any Collateral, property or security but not limited to any failure or refusal of Agent or Lender (a) to take or prosecute any action for the collection of any of the Obligations, or (b) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (c) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Obligations (but excluding any gross negligence or willful misconduct on the part of Agent or any Lender); (viii) the fact
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that any Collateral, security, security interest or Lien contemplated or intended to be given, created or granted as security for the repayment of the Loan evidenced by the Note or the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or Lien, it being recognized and agreed by each Indemnitor that each Indemnitor is not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Obligations or any security interest in such Collateral; (ix) any payment by the other Indemnitors to Agent or any Lender is held to constitute a preference under the Bankruptcy Code or any another federal, state or local laws concerning bankruptcy, insolvency, reorganization or relief of debtors, or for any reason Agent or any Lender is required to refund such payment or pay such amounts to the other Indemnitors or any other Person legally entitled thereto; (x) any statute of limitations in any action hereunder or for the collection of the Loan or for the payment or performance of any of the Obligations; (xi) the dissolution or termination of existence of the other Indemnitors, any Credit Party, or any other Person; (xii) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the other Indemnitors or any Credit Party or the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting the other Indemnitors or any Credit Party (xiii) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, the other Indemnitors or any Credit Party, or the other Indemnitors’ or Credit Parties’ properties or assets whether or not each Indemnitor shall have had notice of or knowledge of any of the foregoing; (xiv) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the real property Collateral; (xv) the failure of Agent or any Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of any other Person whomsoever in connection with any Obligation; (xvi) any failure of any duty on the part of Agent or any Lender to disclose to Indemnitors any facts it may now or hereafter know regarding the other Indemnitors or the real property collateral or any of the improvements located thereon, including, without limitation, the financial condition of the other Indemnitors and all other circumstances affecting the other Indemnitors’ ability to perform any of the Obligations whether such facts materially increase the risk to Indemnitors or not (it being agreed that each Indemnitor assume responsibility for being informed with respect to such information); (xvii) any lack of diligence by Agent or any Lender in collection, protection or realization upon any Collateral securing the payment or performance of the Obligations; (xviii) the compromise, settlement, release or termination of any or all of the Obligations; any transfer by the other Indemnitors of all or any part of the Collateral encumbered by the Loan Documents; (xix) any consent to the transfer of, or the transfer by the other Indemnitors of, all or any part of the Collateral encumbered by the Loan Documents; (xx) any defense based upon the application by the other Indemnitors of the proceeds of the Loan for purposes other than the purposes represented by the other Indemnitors to Agent or any Lender or intended or understood by Agent, any Lender or Indemnitor; (xxi) any defense based upon an election of remedies by Agent or any Lender, including any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including remedies relating to real
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property or personal property security, which destroys or otherwise impairs the subrogation rights of Indemnitors or the rights of Indemnitors to proceed against the other Indemnitors for reimbursement, or both; (xxii) any subordination, compromise, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any or all of the Collateral described in any of the Loan Documents or otherwise in any manner, or any substitution with respect thereto; (xxiii) any defense based upon (a) any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal; any defense based upon (b) Agent or any Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute or (c) any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (xxiv) any right of subrogation, reimbursement, exoneration, contribution or indemnity, or any right to enforce any remedy which Lender now has or may hereafter have against the other Indemnitors or any benefit of, or any right to participate in, any security now or hereafter held by Lender; (xxv) any express or implied Modification, addition, or acceleration of or to any of the Loan Documents or any failure of Agent or Lender to notify Indemnitor of any such action; (xxvi) any assignment or other transfer of this Agreement in whole or in part or of any of the Loan Documents; (xxvii) any acceptance of partial performance of the Obligations; (xxviii) any bid or purchase at any sale of the Property any other Collateral described in the Loan Documents or otherwise; (xxix) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Indemnitors might otherwise be entitled, it being the intention that the Obligations hereunder are absolute, unconditional and irrevocable; and (xxx) any and all other suretyship or guarantor defenses that may be available to Indemnitors.
(c)Each Indemnitor waives: (i) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and all other notices of any kind or nature whatsoever with respect to the Obligations, and notices of acceptance of this Agreement and of the existence, creation, or incurring of new or additional Obligations; (ii) any rights to set-offs, recoupments, claims or counterclaims; and (iii) any right to revoke or terminate this Agreement.

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